EXHIBIT 10.5

                         [FORM OF REPRESENTATION LETTER]
                        [Paragon Group, Inc. Letterhead]

                                                   [Date]

                                                  Liddell, Sapp, Zivley,
Hogan & Hartson L.L.P.                            Hill & LaBoon, L.L.P.
Columbia Square Building                          Suite 900
555 Thirteenth Street, N.W.                       2200 Ross Avenue
Washington, D.C.  20004-1109                      Dallas, Texas  75201-2774


          Re: Merger pursuant to the Agreement and Plan of Reorganization (the "Agreement"), dated as of December 16, 1996, by and among Camden Property Trust ("Camden"), Camden Subsidiary, Inc. ("Camden Sub"), and Paragon Group, Inc. ("Company").

Ladies and Gentlemen:

     This letter is supplied to you in connection with your rendering of opinion to the effect that the Merger qualifies as a reorganization within the meaning of Section 368(a) of the Code. Unless otherwise indicated, capitalized terms not defined herein have the meanings set forth in the Agreement.

     After consulting with their counsel and auditors regarding the meaning of and the factual support for the following representations, the undersigned hereby certify and represent that the following facts are now true and will continue to be true as of the Effective Time of the Merger.

     1. Company's principal reasons for participating in the Merger are bona fide business reasons and not tax reasons.

     2. At the Effective Time of the Merger, Company will have outstanding no equity interests (or rights (including contingent or informal rights) to acquire equity interests) other than shares of Company Common Stock ("Common Stock") and options to acquire shares of Common Stock.

     3. The liabilities of Company to be assumed by Camden (or Camden Sub) in the Merger and the liabilities to which the assets to be transferred by Company to Camden (or Camden Sub) are subject have been incurred by Company in the ordinary course of its business.

     4. Following the Merger, the assets held by Camden (through Camden Sub) will represent at least 90 percent (90%) of the fair market value of the net assets and at least 70 percent (70%) of the fair market value of the gross assets held by Company immediately prior to the Merger. For the purpose of determining the percentage of the net and gross assets held by Camden immediately following the Merger for purposes of this representation, the following assets will be treated as property held by Camden immediately prior but not subsequent to the Merger: (i) assets disposed of by Camden (or Camden
Sub) prior to the Merger and in contemplation thereof (including without limitation any asset disposed of by Company, other than in the ordinary course of business, during the period beginning with the commencement of negotiations and ending on the Effective Time of the Merger (whether formal or informal) with Camden regarding the Merger (the "Pre-Merger Period")), (ii) assets of Company used by Company, Camden, or Camden Sub to pay Company Shareholders perfecting dissenters' rights or other expenses or liabilities incurred in connection with the Merger, (iii) amounts paid by Company to shareholders who receive cash or other property, (iv) Company assets used to pay reorganization expenses, and
(iv) assets of Company used to make distributions (except for regular and normal dividends), redemptions or other payments in respect of Company capital stock or rights to acquire such stock (including payments treated as such for tax purposes) that are made in contemplation of the Merger or related thereto.

     5. Company will distribute to the Company Shareholders the Camden Common Stock that it receives in the Merger.

     6. Other than shares of Company Common Stock or options to acquire Company Common Stock issued as compensation to present or former service providers (including, without limitation, employees and directors) of Company in the ordinary course of business, if any, no issuances of Company capital stock have occurred or will occur during the Pre-Merger Period.

     7. Cash or other property paid to employees of Company during the Pre-Merger Period has been or will be in the ordinary course of business or pursuant to an agreement entered into prior to the Pre-Merger Period and constitutes reasonable compensation for services rendered.

     8. After due inquiry with officers and directors, Company has no knowledge of and believes that there does not exist any plan or intention on the part of Company Shareholders (a "Plan") to engage in a sale, exchange, transfer, distribution (including a distribution by a partnership to its partners or by a

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
corporation to its shareholders), redemption or reduction in any way of the Company Shareholders' risk of ownership by short sale or otherwise, or other disposition, directly or indirectly (collectively, a "Sale") with respect to shares of Camden Common Stock to be received by the Company Shareholders in the Merger such that the aggregate fair market value, as of the Effective Time of the Merger, of the shares of Camden Common Stock subject to such Sales would exceed fifty percent (50%) of the aggregate fair market value of all outstanding shares of Company capital stock immediately prior to the Merger (the "Outstanding Company Shares"). A Sale of Camden Common Stock shall be considered to have occurred pursuant to a Plan if, for example, such Sale occurs in a transaction that is in contemplation of, or related, or pursuant to, the Merger or the Agreement (a "Related Transaction"). In addition, Company capital stock
(i) with respect to which dissenters' rights are exercised, (ii) exchanged for cash in lieu of fractional shares of Camden Common Stock, and/or (iii) with respect to which a pre-Merger Sale occurs in a Related Transaction, shall be considered to be shares of Outstanding Company Shares that are exchanged for shares of Camden Common Stock which are disposed of pursuant to a Plan. Also, for purposes of this representation, shares of Company stock and shares of Camden Common Stock held by Company shareholders and otherwise sold, redeemed, or disposed of prior or subsequent to the Merger will be considered.

     9. At the Effective Time of the Merger, there will be no accrued but unpaid dividends on shares of Company capital stock.

     10. Company is not and will not be at the Effective Time of the Merger under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     11. The payment of cash in the Merger in lieu of fractional shares of Camden Common Stock is, to the best knowledge of Company, solely for the purpose of avoiding the expense and inconvenience to Camden of issuing fractional shares and does not represent separately bargained-for consideration. The total cash consideration that will be paid in the Merger to Company Shareholders in lieu of fractional shares of Camden Common Stock will not exceed one percent (1%) of the total consideration that will be issued in the Merger to Company Shareholders in exchange for their shares of Company capital stock. The fractional share interests of each Company Shareholder will be aggregated and no Company Shareholder will receive cash in an amount greater than the value of one full share of Camden Common Stock.

     12. During the Pre-Merger Period, no indebtedness or other obligation of Company or its subsidiaries has been or will be guaranteed by any Company Shareholder (or any person or entity related to a Company Shareholder).

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
     13. The ratio for the exchange of Company capital stock for Camden Common Stock was negotiated through arm's-length bargaining. Accordingly, the total fair market value of the Acquiring Common Stock received by each Company Shareholder in the Merger will be approximately equal to the fair market value of the Company capital stock surrendered in the Merger.

     14. Each of Company and the Company Shareholders, and to the best of the knowledge of Company, Camden and Camden Sub, will pay separately its or their own expenses in connection with the Merger, except as set forth in Section 8.2 of the Merger Agreement. Notwithstanding the foregoing, to the extent that any of the expenses relating to the Merger (or the "plan of reorganization" within the meaning of Treas. Reg. ss. 1.368-1(c) with respect to the Merger) are funded directly or indirectly by a party other than the party incurring such expense, such expenses will be within the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187.

     15. There is no intercorporate indebtedness existing between Camden (or Camden Sub) and Company that was issued, acquired, or will be settled at a discount as a result of the Merger, and neither Camden nor Camden Sub will assume any liabilities of any Company Shareholder in connection with the Merger.

     16. No compensation or other similar payment received by any Company Shareholder will be separate consideration for, or allocable to, any of their shares of Company capital stock; none of the shares of Camden Common Stock received by any Company Shareholder will be separate consideration for, or allocable to, any employment agreement, consulting agreement or any covenant not to compete; and the compensation paid to any Company Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services. None of the Camden Common Stock paid to any Company Shareholder is intended to be consideration for anything other than the Company capital stock exchanged therefor.

     17. The fair market value of Company's assets transferred to Camden (or Camden Sub) in the Merger will equal or exceed the sum of the liabilities assumed by Camden (or Camden Sub), plus the amount of liabilities, if any, to which the transferred assets are subject.

     18. Company made an election to be taxed as a "real estate investment trust," commencing with its taxable year ended December 31, 1994, and such election has not been revoked or terminated by the Internal Revenue Service.

     19. Company is an "investment company" as defined in Section
368(a)(2)(F)(iii) of the Code, but Camden is not subject to Section 368(a)(2)(F)(i) since it is a "real estate investment trust."

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
     20. The Merger will be consummated, if at all, in compliance with the Merger Agreement and the Registration Statement.

                                   * * * * * *

 RELIANCE BY YOU IN RENDERING OPINIONS; LIMITATIONS ON YOUR OPINIONS

     1. The undersigned recognizes that (i) your opinion will be based on, among other things, the representations and statements set forth herein, in the Agreement (including exhibits) and in the documents related thereto, and (ii) your opinions will be subject to certain limitations, qualifications and assumptions, including that the opinions may not be relied upon if any such representations or statements are not accurate in all material respects.

     2. The undersigned recognizes that your opinion will not address any tax consequences of the Merger or any action taken in connection therewith except as expressly set forth in such opinion.

                                      Very truly yours,

                                      Pargon Group, Inc.
                                      a Maryland corporation

                                      By:
                                      Name:
                                      Its:

                         [FORM OF REPRESENTATION LETTER]
                       [Camden Property Trust Letterhead]

                                                   [Date]

Liddell, Sapp, Zirley,
Hill & LaBoon, L.L.P.                             Hogan & Hartson L.L.P.
Suite 900                                         Columbia Square Building
2200 Ross Avenue                                  555 Thirteenth Street, N.W.
Dallas, Texas  75201-2774                         Washington, D.C.  20004-1109

          Re: Merger pursuant to the Agreement and Plan of Reorganization (the "Agreement"), dated as of December 16, 1996, by and among Camden Property Trust ("Camden"), Camden Sub ("Camden Sub"), and Paragon Group, Inc. ("Company").

Ladies and Gentlemen:

     This letter is supplied to you in connection with your rendering of opinion to the effect that the Merger qualifies as a reorganization within the meaning of Section 368(a) of the Code. Unless otherwise indicated, capitalized terms not defined herein have the meanings set forth in the Agreement.

     After consulting with their counsel and auditors regarding the meaning of and the factual support for the following representations, the undersigned hereby certify and represent that the following facts are now true and will continue to be true as of the Effective Time of the Merger.

     1. Camden's principal reasons for participating in the Merger are bona fide business reasons and not tax reasons.

     2. At all times since the formation of Camden Sub and at the Effective Time of the Merger, Camden has owned and will own one hundred percent (100%) of the outstanding capital stock of Camden Sub and Camden Sub was formed by Camden solely for the purposes of effecting the Merger.

     3. Camden Sub has no plan to issue additional shares of its stock to any person other than Camden, and Camden has no plan to sell the shares of Camden Sub stock that it owns.

     4. Camden has no plan or intention to liquidate Camden Sub, to merge Camden Sub with and into another corporation, or to sell or otherwise dispose of the stock of Camden Sub.

     5. Except for transfers described in both Section 368(a)(2)(C) of the Code and Treasury Regulation Section 1.368-2(j)(4) ("Permissible Transfers"), Camden has no plan or intention to sell, transfer or otherwise dispose of any of the assets acquired from Company, or to cause Camden Sub to do so, except for dispositions made in the ordinary course of business or with respect to distributions made by Camden to satisfy the requirements of 857(a) with respect to Company.

     6. Following the Merger, Camden (or Camden Sub) will either continue the historic business of Company or use a significant portion of Company's historic business assets in a business.

     7. Camden has no plan or intention to reacquire any of the Camden Common Stock issued pursuant to the Merger.

     8. After due inquiry with officers and directors, Camden has no knowledge of and believes that there does not exist any plan or intention on the part of Company Shareholders (a "Plan") to engage in a sale, exchange, transfer, distribution (including a distribution by a partnership to its partners or by a corporation to its shareholders), redemption or reduction in any way of the Company Shareholders' risk of ownership by short sale or otherwise, or other disposition, directly or indirectly (collectively, a "Sale") with respect to shares of Camden Common Stock to be received by the Company Shareholders in the Merger such that the aggregate fair market value, as of the Effective Time of the Merger, of the shares of Camden Common Stock subject to such Sales would exceed fifty percent (50%) of the aggregate fair market value of all outstanding shares of Company capital stock immediately prior to the Merger (the "Outstanding Company Shares"). A Sale of Camden Common Stock shall be considered to have occurred pursuant to a Plan if, for example, such Sale occurs in a transaction that is in contemplation of, or related or pursuant to, the Merger or the Agreement (a "Related Transaction"). In addition, Company capital stock
(i) with respect to which dissenters' rights are exercised, (ii) exchanged for cash in lieu of fractional shares of Camden Common Stock, and/or (iii) with respect to which a pre-Merger Sale occurs in a Related Transaction, shall be considered to be shares of Outstanding Company Shares that are exchanged for shares of Camden Common Stock which are disposed of pursuant to a Plan. Also, for purposes of this representation, shares of Company stock and shares of Camden Common Stock held by Company shareholders and otherwise sold, redeemed, or disposed of prior or subsequent to the Merger will be considered.

     9. Camden (through Camden Sub) will acquire in the Merger assets representing at least 90 percent (90%) of the fair market value of the net

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
assets and at least 70 percent (70%) of the fair market value of the gross assets held by Company immediately prior to the Merger. For the purpose of determining the percentage of the net and gross assets held by Camden immediately following the Merger for purposes of this representation, the following assets will be treated as property held by Camden immediately prior but not subsequent to the Merger: (i) assets disposed of by Camden (or Camden
Sub) prior to the Merger and in contemplation thereof (including without limitation any asset disposed of by Company, other than in the ordinary course of business, during the period beginning with the commencement of negotiations (whether formal or informal) with Camden regarding the Merger and ending on the Effective Time of the Merger (the "Pre-Merger Period")), (ii) assets of Company used by Company, Camden, or Camden Sub to pay Company Shareholders perfecting dissenters' rights or other expenses or liabilities incurred in connection with the Merger, and (iii) amounts paid Company to shareholders who receive cash or other property, (iv) Company assets used to pay its reorganization expenses, and
(iv) assets of Company used to make distributions (except for regular and normal dividends), redemptions or other payments in respect of Company capital stock or rights to acquire such stock (including payments treated as such for tax purposes) that are made in contemplation of the Merger or related thereto.

     10. Each of Camden and Camden Sub, and to the best of the knowledge of Camden, Company and the Company Shareholders, will pay separately its or their own expenses in connection with the Merger, except as set forth in Section ____ of the Agreement. Notwithstanding the foregoing, to the extent that any of the expenses relating to the Merger (or the "plan of reorganization" within the meaning of Treas. Reg. ss. 1.368-1(c) with respect to the Merger) are funded directly or indirectly by a party other than the party incurring such expense, such expenses will be within the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187.

     11. No shareholder of Company is acting as agent for Camden in connection with the Merger or approval thereof, and Camden will not reimburse any Company Shareholder for Company Common Stock such Shareholder may have purchased or for other obligations such Shareholder may have incurred.

     12. Neither Camden nor Camden Sub is or will be, at the Effective Time of the Merger, under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     13. The payment of cash in the Merger in lieu of fractional shares of Camden is solely for the purpose of avoiding the expense and inconvenience to Camden of issuing fractional shares and does not represent separately bargained-for consideration. The total cash consideration that will be paid in the Merger to Company Shareholders in lieu of fractional shares of Camden Common Stock will not exceed one percent (1%) of the total consideration that will be issued in the

Merger to Company Shareholders in exchange for their shares of Company Common Stock. The fractional share interests of each Company Shareholder will be aggregated and no Company Shareholder will receive cash in an amount greater than the value of one full share of Camden Common Stock.

     14. The ratio of the exchange of Company Common Stock for Camden Common Stock was negotiated through arm's-length bargaining. Accordingly, the total fair market value of the Camden Common Stock received by each Company Shareholder in the Merger will be approximately equal to the fair market value of the Company Common Stock surrendered in exchange therefor.

     15. There is no intercorporate indebtedness existing between Camden (or Camden Sub) and Company that was issued, acquired, or will be settled at a discount as a result of the Merger, and neither Camden nor Camden Sub will assume any liability of any Company Shareholder in connection with the Merger.

     16. None of the compensation or other similar payments received by any Company Shareholder will be separate consideration for, or allocable to, any of their shares of Company Common Stock; none of the shares of Camden Common Stock received by any Company Shareholder will be separate consideration for, or allocable to, any employment agreement, consulting agreement or any covenant not to compete; and the compensation paid to any Company Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services. None of the Camden Common Stock paid to any Company Shareholder is intended to be consideration for anything other than the Company Common Stock exchanged therefor.

     17. The fair market value of the assets of Company transferred to Camden (or Camden Sub) will equal or exceed the sum of the liabilities assumed by Camden, plus the amount of liabilities, if any, to which the transferred assets are subject.

     18. Neither Camden nor Camden Sub owns, directly or indirectly, nor have they owned during the past five years, directly or indirectly, any Company capital stock.

     19. Camden made an election to be taxed as a "real estate investment trust," commencing with its taxable year ended December 31, 199_, and such election has not been revoked or terminated by the Internal Revenue Service.

     20. Camden is an "investment company" as defined in Section
368(a)(2)(F)(iii) of the Code, but Camden is not subject to Section 368(a)(2)(F)(i) since it is a "real estate investment trust."

     21. The Merger will be consummated, if at all, in compliance with the Agreement and the Registration Statement.

                                   * * * * * *

 RELIANCE BY YOU IN RENDERING OPINIONS; LIMITATIONS ON YOUR OPINIONS

     1. The undersigned recognize that (i) your opinion will be based on, among other things, the representations and statements set forth herein, in the Agreement (including exhibits) and in the documents related thereto, and (ii) your opinions will be subject to certain limitations, qualifications and assumptions, including that the opinions may not be relied upon if any such representations or statements are not accurate in all material respects.

     2. The undersigned recognize that your opinion will not address any tax consequences of the Merger or any action taken in connection therewith except as expressly set forth in such opinion.

                                      Very truly yours,

                                      Camden Property Trust
                                      a Texas real estate investment trust

                                      By:
                                      Name:
                                      Its:

                                      Camden Subsidiary, Inc.
                                      a Delaware corporation

                                      By:
                                      Name:
                                      Its:

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